Exhibit 10.1

ASSET PURCHASE AGREEMENT

THIS AGREEMENT made as of this 18th day of May , 2005.

BETWEEN:

MIAD INFORMATION SYSTEMS INC., being a corporation incorporated under the laws of the Province of Ontario,

(hereinafter called the "Purchaser")

OF THE FIRST PART;

-and-

MIAD SYSTEMS LTD., being a corporation incorporated under the laws of the Province of Ontario,

(hereinafter collectively called the "Vendor")

OF THE SECOND PART;

-and-

MICHAEL GREEN, a person residing in the City of Toronto, in the Province of Ontario,

(hereinafter collectively called the “Purchaser Principal”)

OF THE THIRD PART

WHEREAS the Vendor is in the business (the "Business") of selling and maintaining computer systems located at 43 Riviera Drive, Unit 6, Markham, Ontario, (the "Premises");

AND WHEREAS the Purchaser wishes to purchase and the Vendor wishes to sell all of the assets and undertaking of the Business, upon the terms and conditions hereinafter set out;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants herein contained the parties hereto agree as follows:

1.00

PURCHASE OF PURCHASED ASSETS

1.01

Subject to the terms and conditions hereof, the Vendor hereby transfers, sells, assigns, grants and conveys to the Purchaser and the Purchaser purchases from the Vendor, the property and assets located at the Premises, as of the closing date of the Stock Purchase Agreements between the Purchaser Principal and Adrienne Green and Joe Chetti, in trust. (which c losing date shall be the “Closing Date” of this Agreement) , as follows:

(a)

the machinery, equipment, tools, supplies, furniture, furnishings (whether or not fixtures) and accessories at the Premises;

(b)

all inventories;

(c)

all supplies for use in connection with the Business;

(d)

all accounts receivables as at the date of closing of the within agreement

(e)

the benefits of all prepaid expenses associated with the operation of the Business;

(f)

all of the Vendor’s right, title and interest in and to the lease (the “Lease”) of the Premises;

(g)

all of the Vendor’s right, title and interest in and to the leasehold improvements at the Premises;

(h)

the equipment leases, conditional sales contracts, title retention agreements and other agreements between the Vendor and third parties relating to equipment used by the Vendor in connection with the Business (the “Equipment Leases”);

(i)

the goodwill of the Business and the right of the Vendor in the telephone and fax number or numbers, Internet web sites/addresses listed in the name of the Vendor and/or any trade name used by the Vendor in the Business; and

(j)

all books, documents, records, files and other data and any other property and assets owned by the Vendor or to which they are entitled in connection with the Business.

2.00

PURCHASE PRICE

2.01

The purchase price for the Purchased Assets is One Million Seventy-seven Thousand Eight Hundred and Thirty-six Dollars ($1,077,836.00) (the “Purchase Price”), subject to adjustment of the actual amount of the Purchased Assets as at the Date of Closing.

2.02

The Purchase Price shall be paid by the assumption by the Purchaser of all liabilities of every nature and kind owing by the Vendor in connection with the Business (presently estimated to be the amount of One Million Two Hundred Ninety-two Thousand Four Hundred Thirty-nine Dollars ($1,292,439.00)), subject to adjustment of actual amount as at the Date of Closing (the “Assumed Liabilities”).

2.03

In the event that the Purchased Assets exceeds the Assumed Liabilities as at the Closing Date, the Purchaser shall pay to the Vendor such excess.

3.00

REPRESENTATIONS AND WARRANTIES OF THE VENDOR

The Vendor hereby jointly represents and warrants that:

3.01

The Vendor is a subsisting corporation duly and validly incorporated and organized under the laws of the Province of Ontario.

3.02

The Vendor has all requisite corporate power and authority to carry on its business and to own, lease and operate the properties and assets now-owned, leased and operated by it and is duly qualified to do business and to own, lease and operate its properties and assets and is in good standing in every jurisdiction in which the character of the business conducted or the nature of the properties owned, leased or operated by the Vendor makes such qualification necessary.

4.00

COVENANTS OF THE VENDOR

4.01

The Vendor hereby covenants that it will, on the Date of Closing:

(a)

execute and deliver to the Purchaser all necessary documents, necessary or reasonably required to transfer effectively to the Purchaser good and marketable title to the Purchased Assets free and clear of all mortgages, pledges, liens, charges, claims, demands, security interests or encumbrances of any nature or kind;

(b)

deliver possession of the Purchased Assets to the Purchaser.

4.02

The Vendor covenant s that it will, prior to the Closing Date , secure approval of this asset sale transaction by the Vendor’s s hareholders in accordance with relevant law.

5.00

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser hereby represents and warrants, and acknowledges that the Vendor is relying on the foregoing representations and warranties in completing the agreement of purchase and sale, that:

5.01

The Purchaser is a subsisting corporation duly and validly incorporated and under the laws of the Province of Ontario.

6.00

COVENANTS OF THE PURCHASER

6.01

The Purchaser hereby covenants that, contemporaneously with the execution of this Agreement, the Purchaser will:

(a)

execute all assignments and documents delivered pursuant to this Agreement which require execution by the Purchaser;

(b)

assume all employees of the Vendor upon the same terms and conditions as presently employed; and

(c)

guarantee payment of the Assumed Liabilities, and indemnify and hold harmless Vendor from any costs, expenses, damages or legal fees (other than contemplated in this Agreement) related to the Assumed Liabilities.

7.00

GENERAL CONTRACT PROVISIONS

7.01

This agreement shall be governed by the laws of Canada to the extent they apply and by the laws of the Province of Ontario.

7.02

All words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require and the verb shall be construed as agreeing with the required word and/or pronoun.

7.03

Time shall be of the essence of this agreement and every part herein and no extension or violation of the Agreement shall operate as a waiver of this provision.

7.04

If the Purchaser is two or more persons, the representations, warranties and covenants on the part of the Purchaser herein made shall be deemed to be the joint and several representations, warranties and covenants of such persons.

7.05

This Agreement shall constitute the entire agreement between the parties hereto with respect to all of the matters herein and no warranty, representation, covenant or condition pertaining to any of such matters shall have any force and effect whatsoever unless contained in this Agreement.

7.06

This agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements, understandings and discussions, whether oral or written, and there are no warranties or representations between the parties except as expressly provided in this agreement.

7.07

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

7.08

All communications provided for herein shall be in writing and shall be personally delivered to an officer or other responsible employee of the addressee or sent by telefacsimile or other direct written electronic means, charges prepaid, at or to the applicable address or telefacsimile number, as the case may be, set opposite the party's name below or at or to such other address or addresses or telefacsimile number or numbers as any party hereto may from time to time designate to the other parties in such manner. Any communication which is personally delivered as aforesaid shall be deemed to have been validly and effectively given on the date of such delivery if such date is a Business Day (as hereinafter defined) and such delivery was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of delivery. Any communication which is transmitted by telefacsimile or other direct written electronic means as aforesaid shall be deemed to have been validly and effectively given on the date of transmission if such date is a Business Day and such transmission was made during normal business hours of the recipient; otherwise, it shall be deemed to have been validly and effectively given on the Business Day next following such date of transmission. For the purposes hereof, "Business Day" shall mean any day other than a Saturday, Sunday or statutory or civic holiday in the City of Toronto, Province of Ontario.

To the Purchaser, Vendor,

43 Riviera Drive - Unit 6

or Purchaser Principal at:

Markham, Ontario

L3R 5J6

Attention: Michael Green

Phone: (905) 479-0214

Fax: (905) 479-9472

 with a copy to:

Conway Kleinman Kornhauser, LLP

Barristers & Solicitors

390 Bay Street - Suite 1102

Toronto, Ontario

M5H 2Y2

Attention: David N. Kornhauser

Phone: (416) 862-6280

Fax: (416) 368-5454

Email: dkornhauser@ckkg.com

7.09

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

IN WITNESS WHEREOF the parties hereto have duly executed this agreement .

SIGNED, SEALED and DELIVERED

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MIAD INFORMATION SYSTEMS INC.

 in the presence of

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)

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Per: _______________________c/s

)

)

Date: May 24, 2005

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MIAD SYSTEMS LTD.

)

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Per: _______________________c/s

)

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Date: May 24, 2005

)

____________________________

)

Michael Green

Date: May 24, 2005